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                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement, dated March 5, 1996 (this "Agreement"), is entered into by and between FIDELITY LEASING, INC., a Pennsylvania corporation (the "Company"), a subsidiary of Resource Leasing, Inc. ("RLI") and ABRAHAM BERNSTEIN, an individual resident of Philadelphia, PA ("Bernstein").

         WHEREAS, RLI and Bernstein entered into a Contribution Agreement dated March 5, 1996 which provided for this Agreement to be entered into upon the occurrence of certain events.

         NOW, THEREFORE, for good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the parties agree as follows:


         1. Definitions.  For purposes of this Agreement:

                  (a) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

                  (b) The term "Registrable Securities" means (1) the Common Stock of the Company, $.01 par, owned by Bernstein and (2) any other shares of capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Agreement are not assigned;

                  (c) The term "Holder" means Bernstein.


         2. Restrictive Legend. Each certificate representing Common Stock shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:



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                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES
                  ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company the securities being sold thereby may be publicly sold without registration under the Securities Act and applicable state securities laws.


         3. Notice of Proposed Transfer. Prior to any proposed transfer of any Common Stock (other than under the circumstances described in Section 4), the holder thereof shall give written notice to the company of his intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and the name and address of the record purchaser and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to an affiliated corporation (in the case of a transferor that is a corporation). Each certificate for Common Stock transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) based upon the opinion of counsel referred to above, such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act and applicable state securities laws. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.


         4.       Piggyback Registration.

                  If the Company shall seek to register under the Securities Act or qualify any of the securities holdings of the Company or any of its stockholders (except in connection with any stock option plan, stock purchase plan, savings or similar plan or an acquisition, merger or exchange of stock) and if the form of registration statement proposed to be used may be used for the registration of the Registrable Shares (as herein defined), then, on each such occasion, the Company shall furnish Holder with at least 30 days prior written notice thereof. At the written request of Holder, given within 20 days after the receipt of such notice, the Company will use its best efforts to cause


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all of the Registrable Shares for which registration shall have been requested by Holder to be included in such registration statement. In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, and the managing underwriter determines and advises in writing that the inclusion of all Registrable Shares proposed to be included in the underwritten public offering and other issued and outstanding shares of Common Stock proposed to be included therein by persons other than holders of Registrable Shares (the "Other Shares") would interfere with the successful marketing (including pricing) of the securities, then the number of shares of Registrable Shares and Other Shares to be included in such underwritten public offering shall be reduced ("cutback") pro rata among the holders of Registrable Shares and Other Shares, based upon the number of shares requested by holders thereof to be registered in such underwritten public offering; and lastly, if necessary, among the Company's shares requested by the Company to be registered. In the event that the Company offers any of its securities in an offering exempt from registration under the Securities Act pursuant to Regulation A, the Company will provide to Holder rights comparable to those provided herein. Notwithstanding anything to the contrary in this
Section 4, (a) in no event shall Holder be entitled to register more than twice under this Section 4, (b) no less than 25% of Holder's then outstanding Registrable Shares shall be included in any registration under this Section 4, and (c) no cutback which reduces the requested number of Registrable Shares to be included in a registration under this Section 4 by more than 50% shall count as a registration under (a), above.


         5. Demand Registration.

                  (a) If, at any time after the first anniversary of the date the Company has become a public company, the Company shall receive a written request from Holder of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least twenty-five percent (25%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $500,000), then the Company shall (i) subject to the limitations of Section 5(b), file with the SEC within sixty (60) days of the receipt of such request a registration statement on the appropriate form, and (ii) use its best efforts to cause as promptly as practicable the registration under the Act of all Registrable Securities which Holder requests to be registered. Neither the Company nor any person other than Holder shall be entitled to include shares in the registrations made under this
Section 5 without the consent of the Holder.



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                  (b) If Holder intends to distribute the Registrable Securities covered by his request by means of an underwriting, he shall so advise the Company as a part of his request made pursuant to this Section 5. If Holder proposes to distribute his securities through such an underwriting he shall (together with the Company as provided in Section 6(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Holder which underwriters shall include a regional or national underwriting firm which is a member in good standing of the National Association of Securities Dealers, Inc.

                  (c) The Company is obligated to effect only one such registration pursuant to this Section 5, unless Form S-3 is available to the Company in which latter event the Company shall register on two occasions.


         6. Obligations of the Company. Whenever required under this Grant to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of Holder of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as he may reasonably request in order to facilitate the disposition of Registrable Securities owned by him.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of not more than twenty of such jurisdictions as shall be reasonably requested by Holder, provided that the Company shall not be required to qualify to do business or to file in general consent to service of process in any such states or jurisdictions.



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                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Holder shall also enter into and perform its obligations under such an agreement.

                  (f) Notify Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) In the case of an underwritten public offering, furnish, at the request of Holder, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.


          7. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of Holder that such Holder shall furnish to the Company such information regarding himself, the Registrable Securities held by him, and the intended method of disposition of such securities as shall be required to effect the registration of Holder's Registrable Securities.


         8. Expenses of Registration. All expenses, including underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to this Agreement, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the fees and disbursements of Holder shall be borne by Company except for any underwriters' or brokers' commissions and fees and expenses of Holder's counsel.




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         9. Delay of Registration. Holder shall have no right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.


         10. Amendment of Registration Rights. Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Holder.


         11. "Market Stand-off" Agreement. Holder agrees that in connection with any underwritten public offering by the Company, if requested in writing by the Company or an underwriter of such registered public offering, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Holder other than shares of Registrable Securities included in the registration during a period of up to 180 days following the effective date of any registration statement of the Company filed under the Act, provided that all other persons selling securities in such underwritten public offering and all officers and directors of the Company shall enter into similar agreements. Such agreement shall be in writing in the form reasonably satisfactory to the Company and such underwriter, and may be included in the underwriting agreement. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of the required stand-off period.


         12. Indemnification.

                  (a) The Company agrees to indemnify and hold harmless the Holder against any losses, claims, damages or liabilities to which the Holder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement, or any amendment or supplement thereto, in which Registrable Securities are included (together with any preliminary prospectus or prospectus included as a part thereof, a "Registration Statement"), or (ii) the omission or alleged omission to state therein a material fact required to be stated in such a Registration Statement or necessary to make the statements therein not misleading, and will reimburse the Holder for any legal or other expenses reasonably incurred by him in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by the Holder specifically for us in the preparation thereof. This indemnity will be in addition to any liability which the Company may otherwise have.



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                  (b) The Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed a Registration Statement and each person, if any, who controls the Company, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Holder will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in such Registration Statement in reliance upon and in conformity with written information furnished by the Holder, acting solely in the role of Holder (as distinguished from his role as an officer or director of the Company) specifically for use in the preparation thereof only to the extent of net proceeds received by the Holder in the offering. This indemnity will be in addition to any liability which the Holder may otherwise have. Nothing contained in this Section 12(b) or in Section 12(d) shall limit the liability of the Holder, if any, for his acts in his capacity as an officer or director of the Company in connection with the Registration Statement.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 12, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 12(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 12(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give


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such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution under Section 12(d) hereof or otherwise than on account of the provisions of Section 12(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party to defend the indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. The indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event of (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has failed to assume the defense of such proceeding or shall have failed to retain counsel reasonably satisfactory to the indemnified party, or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel under applicable rules of professional conduct, would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (and appropriate local counsel) for all such indemnified parties. Such firm shall be designated in writing by Holder in the case of parties indemnified pursuant to Section 12(a) and by the Company in the case of parties indemnified pursuant to Section 12(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 12 is unavailable (other than by reason of the exception contained in the second sentence of Section 12(c) hereof) to or insufficient to hold harmless an indemnified party under Section 12(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder on the other from the offering of the Registrable Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 12(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and


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the Holder, solely in his role as Holder not as an officer or director of the
Company, on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Holder on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total net proceeds from the offering, in each case as set forth in the Registration Statement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company further agrees that, in connection with any underwritten public offering, it also will enter into customary contribution arrangements with the selling holders of Registrable Securities and the underwriters or broker-dealers through whom the Registrable Securities may be sold, with respect to situations in which indemnification is potentially unavailable.

                  The Company and the Holder agree that it would not be just and equitable if contributions pursuant to this Section 12(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 12(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 12(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) In any proceeding relating to the Registration Statement, each party against whom contribution may sought under this Section 12 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that processing issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.



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         13. Notices. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when mailed by registered or certified mail, return receipt requested, as follows (provided that notice of change of address shall be deemed given only when received): If to the Company, at 1521 Locust Street, Suite 800, Philadelphia, PA 19102, attention: Freddit Kotek; if to Holder, at Holder's address appearing on the stock record books of the Company from time to time; as such addresses may be changed by notice to the Company in accordance with the provisions hereof


         IN WITNESS WHEREOF, the parties hereof have caused this Registration Rights Agreement to be executed on their behalf on the date first above written.


                                               FIDELITY LEASING, INC.


                                               By:____________________________





                                               _______________________________
                                                Abraham Bernstein